                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 6, 2001

                         ------------------------------

                             RELIANT RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                 1-16455                              76-0655566
(State or other jurisdiction              (Commission File Number)                     (IRS Employer
      of incorporation)                                                             Identification No.)


           1111 LOUISIANA
           HOUSTON, TEXAS                                                                  77002
(Address of principal executive offices)                                                 (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

                         ------------------------------

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

          The following exhibit is filed herewith:

          99.1 Report: "Myths Debunked: The Real Story of Wholesale Power Costs in California."

ITEM 9.   REGULATION FD DISCLOSURE.

    Attached to this current report on Form 8-K as Exhibit 99.1 is a report entitled "Myths Debunked: The Real Story of Wholesale Power Costs in California" that subsidiaries of Reliant Resources, Inc. anticipate filing later today with the Federal Energy Regulatory Commission. Exhibit 99.1 is incorporated by reference herein. The report includes information with respect to revenues, expenses and operating margins of Reliant Resources, Inc. in the State of California over the period commencing April 7, 1998 through May 31, 2001. A copy of this report is also available on Reliant Resources, Inc.'s web site, www.ReliantResources.com under its Securities and Exchange Commission filings section.

    The information in this current report on Form 8-K is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this report will not be incorporated by reference into any registration statement filed by Reliant Resources, Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Reliant Resources, Inc. that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Reliant Resources, Inc. or any of its affiliates.

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RELIANT RESOURCES, INC.


Date: July 6, 2001                     By: /s/ Mary P. Ricciardello
                                          --------------------------------------
                                          Mary P. Ricciardello
                                          Senior Vice President and
                                          Chief Accounting Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER           EXHIBIT DESCRIPTION
-------          -------------------

 99.1 Report: "Myths Debunked: The Real Story of Wholesale Power Costs in California."